Fair value measurement - Summary of fair value measurement of the assets and liabilities that are measured and recorded on a recurring basis in periods subsequent to their initial recognition (Details) - CNY (¥)
¥ in Thousands
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Guarantee liabilities	¥ (207,716)	¥ (107,614)	¥ 0
Fair Value, Inputs, Level 3 [Member]
Investment in convertible notes	2,153,790	1,789,470
Guarantee liabilities	¥ (207,716)	¥ (107,614)